SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT
             PURSUANT TO SECTION 13 or 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 26,
1998



                  WHEREHOUSE ENTERTAINMENT, INC.
         (Exact name of registrant as specified in its charter)


      DELAWARE                0-22289                  95-4608339
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   (State or other       (Commission File             (IRS
Employer
    jurisdiction              Number)              Identification
No.)
  of incorporation)

19701 Hamilton Avenue, Torrance, California               90502-
1334
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(Address of Principal Executive Offices)                  (Zip
Code)


Registrant's telephone number including area code:  (310) 538-
2314


(Former name or former address, if changed since last report.)
    Not applicable.

Item 2.        Acquisition or Disposition of Assets.

        On October 26, 1998, pursuant to a Stock Purchase Agreement dated as of August 10, 1998, Wherehouse Entertainment, Inc. (the "Registrant") acquired from Viacom International Inc. (the "Seller") all the capital stock of certain retail music subsidiaries of Seller (collectively, "Blockbuster Music") for a purchase price of $117.7 million, subject to final adjustments. The acquisition involves 378 Blockbuster Music stores operating in 33 states. The purchase price was the result of arms length negotiations between the Registrant and Seller. Registrant intends to continue to operate the acquired stores, but will do so under the Wherehouse name. Pursuant to a Transition License Agreement, Registrant may continue to use certain trade names, trademarks, or service marks used in the conduct of the Blockbuster Music business for a limited time. (See Exhibit 2.2 hereto.)

        The Registrant funded the acquisition with a combination of excess cash and the proceeds of a loan pursuant to a new loan agreement entered into with its lender, Congress Financial Corp.

         In the normal course of operations, Registrant purchases products from subsidiaries of Seller. No other material relationship exists between Seller and Registrant or any of Registrant's directors or officers.

         In connection with the acquisition, the Registrant and Seller also entered into a Transition Services Agreement whereby the Registrant may utilize certain services and facilities of Seller for a transition period of up to one year following October 26, 1998. (See Exhibit 2.3 hereto.)

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

(a) Financial Statements of Business Acquired. The financial statements of the business acquired are not included herewith and will be filed by amendment as soon as practicable, but not later than 60 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information of Registrant. Pro forma financial information is not included herewith and will be filed by amendment as soon as practicable, but not later than 60 days after the date on which this Current Report on Form 8-K is required to be filed.

(c) Exhibits.

Exhibit
Number       Description

2.1          Stock Purchase Agreement dated as of
             August 10, 1998 by and among Wherehouse
             Entertainment, Inc. and Viacom International Inc.
             (incorporated herein by reference from
             Registrant's Quarterly Report on Form 10-Q, dated
             September 14, 1998).

2.2          Transition License Agreement dated as of
             October 26, 1998 between Wherehouse Entertainment,
             Inc., the Blockbuster Music subsidiaries, and Blockbuster Entertainment Inc.

2.3          Transition Services Agreement dated as
             of August 10, 1998 between Wherehouse
             Entertainment, Inc. and Viacom International Inc.

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              WHEREHOUSE ENTERTAINMENT, INC.



                              By:  /s/ Robert S. Kelleher
                                 -------------------------------
                                   Robert S. Kelleher
                                   Chief Financial Officer
                                   Senior Vice-President


DATED:  November 10, 1998